Huttig Building Products, Inc. Announces First Quarter 2015 Results, First Quarter Net Sales Increase 9% in 2015 From 2014

ST. LOUIS, MO -- (Marketwired - April 22, 2015) - Huttig Building Products, Inc. ("Huttig") (NASDAQ: HBP), a leading domestic distributor of millwork, building materials and wood products, today reported financial results for the first quarter ended March 31, 2015.

Operating Summary

--  Net income in the first quarter of 2015 was breakeven compared to a net loss of $4.0 million in the first quarter of 2014. First quarter of 2015 results reflected a $0.1 million charge from discontinued operations compared to a $3.2 million charge for the first quarter of 2014.
--  Net sales in the first quarter 2015 were $147.4 million, representing a
    9% increase over prior year net sales of $135.3 million for the first quarter of 2014.
--  Income from continuing operations was $0.1 million in the first quarter of 2015 compared to a loss of $0.8 million for the first quarter of
    2014.
--  Adjusted EBITDA was $1.7 million in the first quarter of 2015 compared to $0.9 million for the first quarter of 2014.
--  Total available liquidity was $60.6 million at March 31, 2015 compared to $41.9 million a year ago.

"Considering the seasonal nature of our business and the impact that the extreme weather had on many of our operations in the first quarter, I am pleased to report Huttig's first positive income from continuing operations in the first quarter in many years," said Jon Vrabely, Huttig's President and CEO. "We continued to execute our strategic growth initiatives resulting in a 9% increase in net sales in the first quarter. The investments we made in our business in 2014 have enabled us to better leverage our expense structure resulting in an eighty basis point improvement in our operating expense ratio over prior year. I want to thank all of our associates for their dedication to our company. Our consistently improving results are a direct result of their commitment to making Huttig the best service provider of every product we sell, in every market we serve."

Balance Sheet

At March 31, 2015, Huttig had $0.7 million of cash and cash equivalents plus $59.9 million of availability under its credit facility for total available liquidity of $60.6 million. At March 31, 2014, Huttig had $2.4 million of cash and cash equivalents plus $39.5 million of availability under its credit facility for total available liquidity of $41.9 million. Total bank debt was $75.5 million and $76.9 million at March 31, 2015 and 2014, respectively.

Non-GAAP Financial Measures

Huttig supplements its reporting of net income with the non-GAAP measurement of Adjusted EBITDA. This supplemental information should not be considered in isolation or as a substitute for GAAP measurements. Additional information regarding Adjusted EBITDA referred to in this press release is included below under "Reconciliation of Non-GAAP Measures."

About Huttig

Huttig currently in its 130th year of business, is one of the largest domestic distributors of millwork, building materials and wood products used principally in new residential construction and in home improvement, remodeling and repair work. Huttig distributes its products through 27 distribution centers serving 41 states. Huttig's wholesale distribution centers sell principally to building materials dealers, national buying groups, home centers and industrial users, including makers of manufactured homes.

Forward-Looking Statements

This press release contains forward-looking information as defined by the United States Private Securities Litigation Reform Act of 1995. This information presents management's expectations, beliefs, plans and objectives regarding future financial performance, and assumptions or judgments concerning such performance. Any discussions contained in this press release, except to the extent that they contain historical facts, are forward-looking and accordingly involve estimates, assumptions, judgments and uncertainties. Factors that could cause actual results or outcomes to differ materially from those addressed in the forward-looking information, include but are not limited, to changes relating to future financial performance, future growth in the housing market, distribution channels, sales, favorable supplier relationships, inventory levels, the ability to meet customer needs, enhanced competitive posture, obligations with respect to environmental remediation, deterioration in our relationship with our unionized employees, including work stoppages or other disputes, and the financial impact of litigation or contingencies. Other important factors that could cause actual results or outcomes to differ materially from those addressed in the forward-looking information, include, but are not limited to those detailed in Huttig's Annual Report on Form 10-K for the year ended December 31, 2014 filed with the Securities and Exchange Commission and in other reports filed by Huttig with the Securities and Exchange Commission from time to time.

                   SUMMARY OF FIRST QUARTER 2015 RESULTS
                                (unaduited)
                    (In Millions, Except Per Share Data)

                                     Three Months Ended March 31,
                           ------------------------------------------------
                                     2015                     2014
                           -----------------------  -----------------------
Net sales                  $     147.4       100.0% $     135.3       100.0%
Gross margin                      28.5        19.3%        26.5        19.6%
Operating expenses                27.9        18.9%        26.7        19.7%
Operating income (loss)            0.6         0.4%        (0.2)       -0.1%
Income (loss) from
 continuing operations             0.1         0.1%        (0.8)       -0.6%
Income (loss) from
 continuing operations per
 share - basic and diluted           -                    (0.03)
Cash used in operating
 activities                      (13.3)                   (13.7)

               HUTTIG BUILDING PRODUCTS, INC. AND SUBSIDIARY
              CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                (unaudited)
                    (In Millions, Except Per Share Data)

                                                      Three Months Ended
                                                           March 31,
                                                   ------------------------
                                                       2015         2014
                                                   -----------  -----------
Net sales                                          $     147.4  $     135.3
Cost of sales                                            118.9        108.8
                                                   -----------  -----------
  Gross margin                                            28.5         26.5
Operating expenses                                        27.9         26.7
                                                   -----------  -----------
  Operating income (loss)                                  0.6         (0.2)
Interest expense, net                                      0.5          0.6
                                                   -----------  -----------
Income (loss) from continuing operations before
 income taxes                                              0.1         (0.8)
Provision for income taxes                                   -            -
                                                   -----------  -----------
Income (loss) from continuing operations                   0.1         (0.8)
Loss from discontinued operations, net of taxes           (0.1)        (3.2)
                                                   -----------  -----------
Net income (loss)                                  $       0.0  $      (4.0)
                                                   -----------  -----------

Net income (loss) from continuing operations per
 share-basic and diluted                           $         -  $     (0.03)
Net income (loss) from discontinued operations per
 share-basic and diluted                           $         -  $     (0.14)
Net income (loss) per share - basic and diluted    $         -  $     (0.17)

Weighted average shares outstanding:
  Basic shares outstanding                                23.9         23.3
  Diluted shares outstanding                              23.9         23.3

              HUTTIG BUILDING PRODUCTS , INC. AND S UBS IDIARY
                    CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (unaudited)
                                (In Millions)

                                         March 31,  December 31,  March 31,
                                            2015        2014         2014
                                        ----------- ------------ -----------

ASSETS
CURRENT ASSETS:
  Cash and equivalents                  $       0.7 $        0.5 $       2.4
  Trade accounts receivable, net               67.7         48.9        60.2
  Inventories                                  81.7         67.4        75.1
  Other current assets                          6.7          7.8         6.1
                                        ----------- ------------ -----------
    Total current assets                      156.8        124.6       143.8
                                        ----------- ------------ -----------

PROPERTY, PLANT AND EQUIPM ENT:
  Land                                          4.3          4.3         4.3
  Buildings and improvements                   25.5         25.4        24.2
  Machinery and equipment                      36.0         36.0        34.6
                                        ----------- ------------ -----------
    Gross property, plant and equipment        65.8         65.7        63.1
  Less accumulated depreciation                49.4         48.8        46.8
                                        ----------- ------------ -----------
    Property, plant and equipment, net         16.4         16.9        16.3
                                        ----------- ------------ -----------

OTHER ASSETS:
  Goodwill                                      6.3          6.3         6.3
  Other                                         2.0          2.2         1.8
  Deferred income taxes                         8.0          8.0         7.9
                                        ----------- ------------ -----------
    Total other assets                         16.3         16.5        16.0
                                        ----------- ------------ -----------
TOTAL ASSETS                            $     189.5 $      158.0 $     176.1
                                        ----------- ------------ -----------

               HUTTIG BUILDING PRODUCTS, INC. AND SUBSIDIARY
                   CONDENSED CONSOLIDATED BALANCE SHEETS
                                (unaudited)
                      (In Millions, Except Share Data)

                                        March 31,  December 31,   March 31,
                                           2015         2014         2014
                                       ----------  ------------  ----------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Current maturities of long-term debt $      1.1  $        1.3  $      0.8
  Trade accounts payable                     60.3          39.4        52.6
  Deferred income taxes                       8.0           8.0         7.9
  Accrued compensation                        3.7           4.0         4.0
  Other accrued liabilities                  10.2          13.4        10.2
                                       ----------  ------------  ----------
    Total current liabilities                83.3          66.1        75.5
                                       ----------  ------------  ----------
NON-CURRENT LIABILITIES:
  Long-term debt, less current
   maturities                                76.9          62.4        77.9
  Other non-current liabilities               3.7           3.8         4.3
                                       ----------  ------------  ----------
    Total non-current liabilities            80.6          66.2        82.2
                                       ----------  ------------  ----------

SHAREHOLDERS' EQUITY:
  Preferred shares; $.01 par
   (5,000,000 shares authorized)                -             -           -
  Common shares; $.01 par (50,000,000
   shares authorized: 24,868,951;
   24,556,536; and 24,578,066 shares
   issued and outstanding at March 31,
   2015, December 31, 2014 and March
   31, 2014, respectively)                    0.2           0.2         0.2
  Additional paid-in capital                 40.3          40.4        39.3
  Accumulated deficit                       (14.9)        (14.9)      (21.1)
                                       ----------  ------------  ----------
    Total shareholders' equity               25.6          25.7        18.4
                                       ----------  ------------  ----------

TOTAL LIABILITIES AND SHAREHOLDERS'
 EQUITY                                $    189.5  $      158.0  $    176.1
                                       ----------  ------------  ----------

               HUTTIG BUILDING PRODUCTS, INC. AND SUBSIDIARY
              CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                (unaudited)
                               (In Millions)

                                                      Three Months Ended
                                                           March 31,
                                                   ------------------------
                                                       2015         2014
                                                   -----------  -----------
Cash Flows From Operating Activities:
  Net income (loss)                                $         -  $      (4.0)
  Adjustments to reconcile net income (loss) to
   net cash used in operating activities:
  Net loss from discontinued operations                    0.1          3.2
  Depreciation and amortization                            0.7          0.8
  Non-cash interest expense                                0.1          0.1
  Stock-based compensation                                 0.4          0.3
  Changes in operating assets and liabilities:
    Trade accounts receivable                            (18.8)       (15.9)
    Inventories                                          (14.3)        (8.4)
    Trade accounts payable                                20.9         11.8
    Other                                                 (2.4)        (1.6)
                                                   -----------  -----------
  Total cash used in operating activities                (13.3)       (13.7)
                                                   -----------  -----------
Cash Flows From Investing Activities:
  Capital expenditures                                    (0.2)        (0.3)
                                                   -----------  -----------
    Total cash used in investing activities               (0.2)        (0.3)
                                                   -----------  -----------
Cash Flows From Financing Activities:
  Borrowings of debt, net                                 14.3         16.6
  Repurchase shares of common stock                       (0.6)        (0.8)
                                                   -----------  -----------
    Total cash provided by financing activities           13.7         15.8
                                                   -----------  -----------
Net increase in cash and equivalents                       0.2          1.8
Cash and equivalents, beginning of period                  0.5          0.6
                                                   -----------  -----------
Cash and equivalents, end of period                $       0.7  $       2.4
                                                   -----------  -----------

Reconciliation of Non-GAAP Measures

Huttig defines Adjusted EBITDA as net income adjusted for interest, income taxes, depreciation and amortization and other special significant items as listed in the table below.

Huttig presents Adjusted EBITDA because it is a primary measure used by management, and by similar companies in the industry, to evaluate operating performance and Huttig believes it enhances investors' overall understanding of the financial performance of our business. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income as a measure of operating performance. Huttig compensates for the limitations of using non-GAAP financial measures by using them to supplement GAAP results to provide a more complete understanding of the factors affecting the business. Because not all companies use identical calculations, Huttig's presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

Adjusted EBITDA (unaudited)

The following table presents a reconciliation of net income, the most directly comparable financial measure under GAAP, to Adjusted EBITDA for the periods presented (in millions):

                         Three Months Ended        Trailing 12 Months Ended
                      March 31,                    March 31,
                    ------------- -------------  ------------- -------------
                         2015          2014           2015          2014
                    ------------- -------------  ------------- -------------
Net (loss) income   $           - $        (4.0) $         6.2 $         1.2
Discontinued
 operations                   0.1           3.2            0.5           3.6
Interest expense,
 net                          0.5           0.6            2.4           2.6
Provision for
 income taxes                   -             -              -           0.1
Depreciation and
 amortization                 0.7           0.8            3.0           3.0
Stock compensation
 expense                      0.4           0.3            1.7           1.2
                    ------------- -------------  ------------- -------------
Adjusted EBITDA     $         1.7 $         0.9  $        13.8 $        11.7
                    ------------- -------------  ------------- -------------

For more information, contact:

Don Hake
investor@huttig.com